PURCHASER'S CERTIFICATE





                                                            March ___, 1998


               The undersigned, being the Chief Financial Officer of Pomeroy Computer Resources, Inc., the Purchaser under that Stock Purchase Agreement dated as of February 25, 1998, by and among Purchaser and the Sellers of all the issued and outstanding shares of Global Combined Technologies, Inc. (_Agreement_), hereby certifies as follows:

               1. Each of the representations and warranties of Purchaser contained in the Agreement, and as applicable, the Other Sellers Documents as that term is defined in the Agreement (the _Other Sellers Documents_) is true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) at and as of February 25, 1998 and on the date hereof as though made on the date hereof, except for changes therein specifically permitted by the Agreement or resulting from any transaction expressly consented to in writing by the Sellers.

               2. Purchaser has duly performed and complied in all material respects with all agreements and conditions required by the Agreement and, as applicable, each of the Other Sellers Documents.


          Executed and delivered this _____ day of March, 1998.


                                          POMEROY COMPUTER RESOURCES, INC.



                                          By:
          ________________________________
                                             Stephen  E.   Pomeroy,   Chief
                                             Financial  Officer